                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) January 19, 1999





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000
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Item 5.  Other Events.

Associates First Capital Corporation announced its fourth quarter earnings in a news release dated January 19, 1999. A copy of the news release, financial highlights and financial supplement is attached as an Exhibit hereto and incorporated by reference herein.

From time to time the Company sells finance receivables through securitization transactions and retains servicing responsibilities. Finance charges, interest expense and credit losses on the servicing portfolio and on receivables held for sale are included in investment and other income on the statement of earnings. The pro forma managed basis financial information included in the attached financial highlights and financial supplement reclassifies these items from investment and other income into line items on the financial statements on the same basis as if the receivables had not been sold or are not held for sale. Management believes this presentation is useful for evaluating the trends in financial information and key data.

Item 7.  Financial Statements and Exhibits

( c )  Exhibits

       20 - News release by Associates First Capital Corporation dated January 19, 1999 with supporting financial schedules.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ASSOCIATES FIRST CAPITAL CORPORATION

                     By:/s/ John F. Stillo
                         ----------------------------
                         Senior Vice President and Comptroller



Date: January 19, 1999